Statements of Changes in Net Assets Available for Benefits - 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Dividends and interest	$ 14,628,219	$ 17,358,434
Net appreciation in fair value of investments	268,845,791	255,599,203
Total net investment income	283,474,010	272,957,637
Interest income on notes receivable from participants	1,575,540	1,659,334
Contributions:
Participant	39,865,703	50,203,148
Employer	22,487,070	27,986,683
Rollovers	7,530,554	11,266,465
Total contributions	69,883,327	89,456,296
Total additions	354,932,877	364,073,267
Deductions:
Distributions to participants and loans deemed distributed	413,884,743	849,904,874
Administrative expenses	1,195,852	1,185,480
Total deductions	415,080,595	851,090,354
Net (decrease) increase in net assets	(60,147,718)	(487,017,087)
Net assets available for benefits:
Beginning of the year	2,319,532,435	2,806,549,522
End of the year	$ 2,259,384,717	$ 2,319,532,435